EXHIBIT 10.45

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS.


                               MOTIENT CORPORATION

               FORM OF WARRANT TO PURCHASE SHARES OF COMMON STOCK

                  ---------------------------------------------

                                  June 30, 2004

                  This Warrant (this "Warrant") is the warrant referred to in and issued pursuant to that certain Master Private Placement Engagement Letter (the "Letter Agreement"), dated June 25, 2004, between Motient Corporation, a Delaware corporation (the "Company") and Tejas Securities Group, Inc. .

                  This Warrant certifies that, for good and valuable consideration, the Company grants to [ ] ("Holder") or its permitted assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company, at any time during the Exercise Period (as defined herein), [ ] shares of Common Stock (the "Warrant Shares"), at the exercise price per share of Five Dollars and Fifty Cents ($8.57) (the "Exercise Price"), all subject to the terms, conditions and adjustments herein set forth. The number of Warrant Shares is subject to adjustment as provided in Article III.

I.       DEFINITIONS

         1.1 Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Affiliate" with respect to any Person, shall mean any other Person that directly or indirectly, controls, is controlled by, or is under common control with, such Person.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

                  "Closing Price" of a share of Common Stock for any day shall mean the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the principal national securities exchange on which such Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or the Nasdaq SmallCap Market or, if such security is not quoted on the Nasdaq National Market System or the Nasdaq SmallCap Market, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on each such day shall not have been reported by Nasdaq, the average of the bid and asked prices for such day as furnished by any reputable investment banking firm regularly making a market in such security selected for such purpose by the Board of Directors of the Company or a committee thereof. If the Closing Price cannot be calculated on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an Independent Financial Expert selected for such purpose by the Board of Directors of the Company or a committee thereof.

                  "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  "Governmental Authority" means any foreign, federal, state, local or other governmental authority or regulatory body having jurisdiction over the Company, its Affiliates or the Warrantholder.

                  "Independent Financial Expert" means a nationally recognized investment banking firm that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company or any of its Affiliates, that has not been and at the time it is called upon to give independent financial advice to the Company is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or any of its Affiliates, and that does not provide any advice or opinions to the Company or any of its Affiliates.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

II.      EXERCISE OF WARRANT

         2.1 Exercise Period. On the terms and subject to the conditions contained herein, the Warrantholder may exercise this Warrant on any Business Day starting on the date hereof and ending at 5:00 p.m., Eastern Standard Time, on April 6, 2014 (the "Exercise Period"), for all or any part of the Warrant Shares; provided that such Exercise Period shall be extended by a length of time equal to the time period for which any registration statement intended to register the Warrant Shares under the Securities Act may have lapsed after effectiveness.

         2.2 Exercise Procedure. To exercise this Warrant, the Warrantholder shall deliver to the Company at its principal executive offices: (a) payment of the aggregate Exercise Price in the manner provided in Section 2.3 (as computed by multiplying (A) the Exercise Price by (B) the number of shares of Common Stock for which the Warrantholder is exercising this Warrant at such time); (b) a completed and properly executed Notice of Exercise in substantially the form attached hereto as Annex I; and (c) this Warrant. Upon receipt of the aggregate Exercise Price and the required deliverables pursuant to the preceding sentence, the Company shall, within three (3) Business Days thereafter, subject to receipt of any required regulatory approvals (including expiration of any required waiting period), deliver to the Warrantholder duly executed certificate(s) representing the aggregate number of shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share as provided in Section 2.6. Such stock certificate(s) shall be in such denominations and registered in the name(s) as the Warrantholder shall request in the Notice of Exercise. If this Warrant shall have been exercised in part, the Company shall deliver to the Warrantholder a new warrant evidencing the rights of the Warrantholder to purchase the remaining Warrant Shares issuable (which shall in all other respects be identical to this Warrant). All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights.

         2.3 Payment of Exercise Price. The Exercise Price for the Warrant Shares being purchased may be paid (i) in cash, by certified check or by wire transfer to an account designated in writing by the Company, (ii) by the Warrantholder surrendering a number of Warrant Shares having a Fair Market Value on the date of exercise equal to, greater than (but only if by a fractional share) or less than the required aggregate Exercise Price, in which case the Holder shall receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares, or (iii) any combination of the methods described in the foregoing clauses (i) and (ii).

         2.4 Restrictions. The Company shall not be required to issue any shares of Common Stock under this Warrant if the issuance of such shares would constitute a violation by the Company of any provision of any law, rule or regulation of (i) any Governmental Authority, including without limitation, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and compliance with registration or qualification requirements of applicable federal and state securities laws or (ii) any applicable self governing organization or stock exchange, including without limitation, the rules, regulations or listing requirements of any such organization or stock exchange. If at any time the Company shall determine, based upon the advice of counsel, that the registration, qualification or listing of any shares subject to this Warrant under any applicable state or federal law or other applicable rules or regulations (including those of any applicable stock exchange), or any filing or expiration of any waiting period under the HSR Act, is necessary as a condition of, or in connection with, the issuance of shares, the Company shall not be required to issue any shares of Common Stock under this Warrant unless and until the Company has received evidence reasonably satisfactory to it that such laws, rules or regulations have been complied with and/or such filing has been made and the applicable waiting period has expired under the HSR Act.

         2.5 Payment of Taxes. The Company shall pay all stamp taxes and other similar charges with respect to the issue or delivery of Common Stock hereunder. The Company shall not be required to pay any transfer tax or other similar charge imposed in connection with the issue of any stock certificate in any name other than that of the Warrantholder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

         2.6 Fractional Shares. The Company shall not be required to issue any fractional shares of Common Stock upon exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled upon exercise of this Warrant, the Company shall make a cash payment in an amount equal to the product of (a) the Closing Price per share of Common Stock on the date of exercise multiplied by (b) the fraction of a share.

III.     ADJUSTMENTS

         3.1 Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, then as of the record date for effecting such subdivision the number of shares issuable upon exercise of this Warrant will be proportionately increased and the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased. If the Company at any time combines (by reverse stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a smaller number of shares, then as of the record date for effecting such combination the number of shares issuable upon exercise of this Warrant will be proportionately decreased and the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         3.2 Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into any other Person, or (a) any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or in connection with which the Common Stock (or other securities issuable upon exercise of this Warrant) shall be changed into or exchanged for stock of any other entity or cash or other property, (b) any transaction in which in excess of 50% of the Company's voting power is transferred to a Person not a stockholder immediately prior to the consummation of such transaction, (c) any sale of all or substantially all of the assets of the Company or (d) a capital reorganization or reclassification of the Common Stock (or other securities issuable upon exercise of this Warrant) that does not result in an adjustment pursuant to
Section 3.1 (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the Warrantholder, on exercise hereof at any time after the consummation or effective date of such Reorganization, shall receive, in lieu of the Warrant Shares issuable on such exercise prior to the date of such Reorganization, the stock, other securities, cash or other property to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto.

         3.3 Notice of Adjustment. Whenever an event necessitating an adjustment to this Warrant pursuant to this Article III occurs, the Company shall promptly deliver written notice thereof, by first class mail, postage prepaid, addressed to the Warrantholder in accordance with Section 8.5, which notice shall state the increase or decrease in the number or other denominations of securities purchasable and exercise price payable upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

IV.      RESTRICTIONS ON TRANSFER OF WARRANT and WARRANT SHARES

         4.1 Restrictions on Transfer. The Warrantholder, by its acceptance of this Warrant, agrees to be bound by the provisions of this Article IV and acknowledges and confirms that this Warrant and any Warrant Shares issued upon exercise of this Warrant have not been registered under the Securities Act or any applicable state securities laws, and may not be sold or transferred except in compliance with and subject to the Securities Act and such state securities laws. Unless and until this Warrant and such Warrant Shares have been registered under the Securities Act and such state securities laws, the Company may require, as a condition to effecting any sale or transfer of this Warrant or such Warrant Shares on the books of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that an exemption from registration under the Securities Act and such state securities laws is available for the proposed transfer or assignment or a certification reasonably satisfactory to the counsel of the Company in its professional determination from the transferee that it is an "accredited investor" as defined under the Securities Act and regulations promulgated thereunder. Any purported sale or transfer of this Warrant and/or such Warrant Shares shall be null and void unless made in compliance with the conditions set forth in this Article IV. Except as provided in Section 4.2, (a) this Warrant and any warrant of the Company issued in exchange or replacement for this Warrant shall be stamped or otherwise imprinted with a legend in substantially the form set forth on the cover of this Warrant, (b) each stock certificate for Warrant Shares issued upon the exercise of this Warrant and each stock certificate issued upon the transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend substantially to the same effect.

         4.2 Termination of Restrictions. The restrictions imposed by Section
4.1 upon the transferability of this Warrant and the Warrant Shares shall terminate: (a) when and so long as this Warrant or any such Warrant Shares shall have been effectively registered under the Securities Act and transferred in compliance therewith; or (b) when the Company shall have received an opinion of counsel reasonably satisfactory to it that this Warrant or such Warrant Shares may be transferred without registration thereof under the Securities Act; provided, however, that if the Warrant or the Warrant Shares have been held (both legally and beneficially) by the Warrantholder for at least one (1) year and is proposed to be sold in compliance with Rule 144 under the Securities Act, no such opinion of counsel shall be required. Whenever the legend requirements imposed by Section 4.1 shall terminate as to this Warrant or the Warrant Shares, the holder of this Warrant or any Warrant Shares shall be entitled to receive from the Company, at the Company's expense, a new warrant or a new stock certificate representing the Warrant Shares, as the case may be, not bearing the restrictive legend described in Section 4.1.

         4.3 Compliance with Securities Laws. The Warrantholder, by acceptance hereof, represents to the Company that this Warrant and any Warrant Shares purchased upon exercise of this Warrant are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws.

         4.4 Transfer Procedure. Subject to compliance with the other provisions of this Article IV, transfer of this Warrant, in whole or in part, shall occur upon surrender of this Warrant at the principal executive offices of the Company, together with a duly executed written assignment of this Warrant in substantially the form attached hereto as Annex II and funds sufficient to pay any transfer taxes payable upon the making of such transfer and, if required, an opinion of counsel reasonably acceptable to counsel of the Company in its professional determination concerning the compliance of such transfer with the Securities Act and applicable state securities laws. Upon receipt of such items, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination(s) specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

         4.5 Maintenance of Transfer Books. The Company agrees to maintain, at the principal executive office of the Company, books or records for the registration and the registration of transfer of this Warrant or any warrant of the Company issued in exchange for this Warrant.

         4.6 Registration Rights. Any registration statement under the Securities Act intended to register the Warrant Shares remain effective until such time as all Warrant Shares can be freely sold without volume limitations pursuant to Rule 144K of the Securities Act.

V.       RESTRICTIONS ON TRANSFER OF WARRANTS

         The Warrantholder, by its acceptance of this Warrant, agrees that it will not directly, or indirectly, offer to sell, sell, contract to sell, grant or sell to any other person any option, right or warrant to purchase, lend, assign, pledge, transfer, hypothecate or otherwise dispose of or encumber any of the Warrants, or dispose of any beneficial interest therein, except to (i) successors to Warrantholder in a merger or consolidation, (ii) officers, directors, employees or agents of Warrantholder, (iii) purchasers of all or substantially all of the assets of Warrantholder or (iv) shareholders of Warrantholder or shareholders or partners of its transferees in the event of liquidation or dissolution.

VI.      NECESSARY ACTIONS

         The Company will: (a) use its commercially reasonable efforts to obtain all such authorizations, approvals, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant (including, without limitation, making all necessary filings with such Governmental Authorities); (b) take all necessary steps (including, without limitation, making appropriate amendments to its certificate of incorporation) to ensure that the Company has authorized a sufficient number of authorized but unissued shares of its Common Stock to provide for the issuance of the Warrant Shares; (c) reserve from such authorized but unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant; and (d) take all actions as may be necessary or appropriate to ensure that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant that are not subject to any preemptive rights and are free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance.

VII.     LOSS OR MUTILATION

         On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company; or (b) in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

VIII.    MISCELLANEOUS

         8.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the

Warrantholder with respect to the Warrant.

         8.2 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Warrantholder shall operate as a waiver of such right or otherwise prejudice the Warrantholder's rights, powers or remedies.

         8.3 Binding Effect; No Third-Party Beneficiaries. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and permitted assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

         8.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

         8.5 Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof. Each such notice, request or other communication shall be deemed received by the other party (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

         8.6 Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Warrant or the validity, legality or enforceability of this Warrant in any other jurisdiction. In such event, this Warrant will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         8.7 Governing Law. All questions concerning the construction, validity and interpretation of this warrant and the issuance of securities hereunder will be governed by and construed in accordance with the internal laws of the State of delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of delaware.

         8.8 Rights or Liabilities as Stockholder. The Warrantholder shall be deemed to have become a holder of record of the shares of Common Stock issuable under Section 2.2 as of the date on which all required deliverables pursuant to
Section 2.2 have been received by the Company. Until such time the Warrantholder shall not have any voting rights or other rights or liabilities of a stockholder of the Company with respect to the Common Stock issuable hereunder.

         8.9 Amendment. No amendment or waiver of any provision of this Warrant shall be effective without the prior written consent of the Company and the Warrantholder.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

                             MOTIENT CORPORATION



                             By: /s/ Chris Downie
                                 -------------------------------
                                     Christopher Downie
                                     Executive Vice President
                                     Chief Operating Officer

                             Warrantholder Information:



                             [      ]

                                     Annex I
                               NOTICE OF EXERCISE
                               ------------------
                 (To be executed upon exercise of this Warrant)


                  The undersigned hereby irrevocably elects to exercise the right represented by this Warrant to purchase _________ shares of Common Stock, and herewith tenders to the Company as payment for such shares the amount of $__________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such shares be registered in the name of each of the following:


                                     Name:
                                             ---------------------
                                     Address:
                                             ---------------------
                                             ---------------------
                                             ---------------------

and that each certificate be delivered to the above at the address indicated.
                  The undersigned represents that it is an accredited investor (as defined in applicable rules and regulations under the Securities Act of 1933, as amended), and that it is acquiring such shares of Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof.
Dated:
        --------------------------

                                     Signature
                                              ---------------------------

                                              ---------------------------
                                                  (Print Name)

                                              ---------------------------
                                                  (Street Address)

                                              ---------------------------
                                               (City) (State) (Zip Code)

                                    Annex II
                               WRITTEN ASSIGNMENT
                               ------------------


                  FOR VALUE RECEIVED, __________________ hereby sells, assigns, and transfers unto__________________________________________ (please print name and address) this Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the Warrant on the books of Motient Corporation with full power of substitution.


Dated:
      -----------------------                 ----------------------------------
                                                     Signature

Signature Guaranteed:


---------------------------------------------

                           The signature to the assignment must correspond to the name of the registered holder of this Warrant on the books and records of the Company in every particular, without alteration or any change whatsoever, and must be guaranteed by a participant in the Security Transfer Agents Medallion Program or an institution receiving prior approval of the Company. If the assignment is signed pursuant to a power of attorney, such power of attorney must be attached hereto.